© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 1

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 2 M A R K E T

Supply and Demand and Decarbonization Conundrum
Making Storage an Imperative


WIND POWER
SOLAR POWER
LEGACY POWER

DEMAND FOR POWER

Growing
in magnitude & variability

SUPPLY OF POWER

Less predictable
with wind & solar

Storage **– maintaining grid reliability as wind and solar become more pervasive**

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 4 WELCOME & STATE OF OUR COMPANY 1 Robert Piconi Chairman and CEO

AGENDA

SECTION	SPEAKER	
STATE OF THE COMPANY	Robert Piconi	Chairman and CEO
BATTERY BUSINESS	Akshay Ladwa	Chief Engineering Officer, EVS
ENERGY VAULT & SOM FIRESIDE CHAT	Rob Piconi & Bill Baker	
BREAK		
GRAVITY BUSINESS	Marco Terruzzin	Chief Commercial and Product Officer
HYDROGEN BUSINESS	Craig Horne	VP Advanced Energy Solutions
SOFTWARE BUSINESS	Akshay Ladwa	Chief Engineering Officer, EVS
FINANCIAL RESULTS AND 2024/2025 GUIDANCE	Michael Beer	CFO
Q&A		

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
2

COMPANY

Our First Two Years...by the numbers

2022 - 2023

Revenue $487M

Actual

Gross Margin 16%

9.9 GWh	2.0 GWh	1.0 GWh
Awarded/Short Listed	Contracted	In Operation

All Projects on time, on budget, safe, with Quality

Strong cash, no debt, no dilutive financings

GRAVITY | BATTERY | HYDROGEN

CNTY	China - World's first grid-scale **gravity** energy storage system
WELLHEAD	Site physical constraints for **batteries** and demanding schedule – met all deliverables
NVEnergy	Public utility, Bring Your Own **Battery** (BYOB) and accelerated schedule – record setting
Jupiter POWER	1st AC B-VAULT **battery** deployment and accelerated commissioning and testing
PG&E	First-of-its-kind long-duration **hydrogen** hybrid microgrid – 30% below all other alternatives

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
3

COMPANY

Results start with our people...and Leadership

"Best of Breed" Domain and Functional Experience - Global – Servant Leaders – Passionate - Humble



Robert Piconi
Chairman, Co-Founder
& CEO



Andrea Pedretti
Co-Founder &
Chief Technology Officer



Gonca Icoren
Chief People
Officer



Laurence Alexander
Chief Marketing
Officer



Michael Beer
Chief Financial
Officer



Josh McMorrow
Chief Legal
Officer



Chris Wiese
Chief Operations
Officer



Marco Terruzzin
Chief Product &
Commercial Officer



Akshay Ladwa
Chief Engineering
Officer EVS™



Kevin Keough
Senior Vice President
Corporate Development

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
4

COMPANY

New Regions, New Customers, New Products, New Market Segments and TAM

Geographical and Customer Expansion

G-VAULT
Gravity Storage


CHINA

Expansion in China

3.7GWh of Projects

First 25MW 100MWh Project Operational

CNTY


SADC

Entry to Southern Africa

125 GWh potential

South African Development Community (SADC)

WBHO

GESSOL

B-VAULT
Battery Storage

H-VAULT
Hybrid and Hydrogen Storage


AUSTRALIA

Entry to Australia

2.6 GWh Total (275 MW, 2.2GWh)

ACEN

Investor IPP

Portfolio and Segment Expansion


EVo
EVy
EVu
EVc

New Application of Gravity Technology that are:

1. Economically disruptive
2. Expand our TAM

New Strategic Partnership:

SOM
Skidmore Owings & Merrill

Calistoga, CA

Snyder, TX



OWN/OPERATE

New R&D Energy Solutions Center

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
5

COMPANY

Around the World in 10 Days
April 25 to May 3


WORLD
ECONOMIC
FORUM




WORLD
ECONOMIC
FORUM

WORLD ECONOMIC FORUM

RIYADH, SAUDI ARABIA

ADVANCED ENERGY SOLUTIONS COMMUNITY:

"How will we meet the TW growth in demand from Electrification and Generative AI processing sustainably?"


WORLD
ECONOMIC
FORUM
Special Meeting on Global Collaboration,
Growth and Energy for Development
Riyadh, 2024





"The first set of charging and discharging units of the Rudong 100MWh gravity energy storage project was successfully tested…."

CHINA TIANYING PRESS RELEASE

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
6

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 10 Annual global investment in the energy transition is at an all-time high. However, nearly all sectors are spending less than what’s needed +73% +101% C O M P A N Y 7

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 118 M A R K E T S t o r a g e M a r k e t O p p o r t u n i t y T h e C o n u n d r u m o f S u p p l y a n d D e m a n d a n d D e c a r b o n i z a t i o n • Decarbonization goals • Decreasing solar / wind prices • More solar/wind = more variability • EV and broader electrification initiatives • Generative AI • Pure data center/hyper-scaler needs • Clean fuels 365*7*24 production D E M A N D G R O W T H M a s s i v e T e r a w a t t s o f P o w e r S U P P L Y V A R I A B I L I T Y D e c a r b o n i z a t i o n W i t h V a r i a b l e S o l a r & W i n d EIA, FERC and NREC BNEF 1H 2022 & 2H 2023 Energy Storage Market Outlook S T O R A G E I S A N I M P E R A T I V E • Overcome clean power variability: i.e. Duck Curve • Decreasing storage prices • Generous tax and other incentives + =

MARKET

Storage Market Opportunity

The Conundrum of Supply and Demand and Decarbonization

DEMAND GROWTH

Massive Terawatts of Power

- EV and broader electrification initiatives
- Generative AI
- Pure data center/hyper-scaler needs
- Clean fuels 365*7*24 production



United States Grid Load Growth
Over 5-Yr. Period (by FERC)
7.9%
92% increase in one year
Significant increase forecasted in 2022
4.1%
Flat load growth historically
0.1%
Actual
2022 Fcst
2023 Fcst
2018-2023
2023-2018

EIA, FERC and NREC

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED

9

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 13 M A R K E T 0

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 141 M A R K E T S t o r a g e M a r k e t O p p o r t u n i t y T h e C o n u n d r u m o f S u p p l y a n d D e m a n d a n d D e c a r b o n i z a t i o n • Decarbonization goals • Decreasing solar / wind prices • More solar/wind = more variability • EV and broader electrification initiatives • Generative AI • Pure data center/hyper-scaler needs • Clean fuels 365*7*24 production D E M A N D G R O W T H M a s s i v e T e r a w a t t s o f P o w e r S U P P L Y V A R I A B I L I T Y D e c a r b o n i z a t i o n W i t h V a r i a b l e S o l a r & W i n d EIA, FERC and NREC BNEF 1H 2022 & 2H 2023 Energy Storage Market Outlook S T O R A G E I S A N I M P E R A T I V E • Overcome clean power variability: i.e. Duck Curve • Decreasing storage prices • Generous tax and other incentives + =

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 15 1. BNEF 2H 2023 Energy Storage Market Outlook; BNEF Energy Storage Cost Survey 2023 2. Jigar Shah – Director of DOE Loan Program Office 3. IEA Global Hydrogen Review 2023; NET Zero by 2050, A Roadmap for the Global Energy Sector M A R K E T 2 S t o r a g e M a r k e t O p p o r t u n i t y G r o w t h A c c e l e r a t i n g W o r l d w i d e BNEF 1H 2022 & 2H 2023 Energy Storage Market Outlook 220-460 GW of new Long Duration Storage by 2050 for U.S grid, $330 billion in capital 2 1.3 TWh of new Short Duration Battery Storage by 2030 worldwide, $280 billion in capital 1 ~10X increase in annual Clean Hydrogen production and ~1000X increase in Electrolyzer production capacity from 2020 to 2030 3 W e f o c u s o n d e v e l o p i n g t h e h i g h e s t g r o w t h s t o r a g e t e c h n o l o g i e s +73% +101%

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 163 M A R K E T S t o r a g e M a r k e t O p p o r t u n i t y G r o w t h A c c e l e r a t i n g W o r l d w i d e CHINA 192 GWh, 50% US 128 GWh, 33% AUSTRALIA 15 GWh, 4% ITALY 8 GWh, 2% UK 7 GWh, 2% ROW 34 GWh, 9% Energy Storage Market Opportunity (GWh) 2024 - 2026 BNEF 2H 2023 Energy Storage Market Outlook More than 90% of the opportunity over the next 3 years is in just 5 countries +73% +101%

MARKET COMPANY

Storage Market Opportunity

Growth Accelerating Worldwide

We focus on these 5 highest growth ***geographies***

More than **90%** of the opportunity over the next 3 years is in just 5 countries

Energy Storage Market Opportunity (GWh) 2024 - 2026


UK
7 GWh, 2%
ROW
34 GWh, 9%
ITALY
8 GWh, 2%
CHINA
192 GWh, 50%
AUSTRALIA
15 GWh, 4%
US
128 GWh, 33%

BNEF 2H 2023 Energy Storage Market Outlook

Energy Vault Presence at Initial Global Customers Worldwide


WELLHEAD
PG&E
NVEnergy
Jupiter
enel
Greenvolt
US HQ: California
R&D Center: Virginia
Sales & Operation Center: London, UK
Europe HQ & R&D Center: Lugano, Switzerland
Operation Center: Beijing
Korea Zinc
Iberdrola
ACEN
Sales & Operation Center: Melbourne
Investor IPP

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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COMPANY

# Energy Vault Built with Leading Global Strategic Investors ...

## INVESTORS

- 2017 — idealab
- 2018 — Cemex ventures; SoftBank Group
- 2019 — Saudi Aramco Energy Ventures
- 2020 — Prime Movers Lab; SailingStone Capital Partners LLC
- 2021 — BHP; Atlas Renewable
- 2022 — Korea Zinc; CNTY


STRATEGIC ADVISORY BOARD
ENERGY VAULT SAB EXTERNAL MEMBERS
Davide Zampini
Nicola Rossi
Josh Su
Eric Fang
Zander Arkin
Leonardo DiCaprio
Jaekil Ryu
Jason Aramburu
MacKenzie Davis

**...Which in turn informs our investment priorities via our Strategic Advisory Board**

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 19 Enhancing and Expanding our Long Duration Energy Storage Technologies Protracted adoption of Long Duration to 2030+ Innovation and flexibility of Gravity tech enabled early monetization in a nascent market Developed Hybrid Green Hydrogen solution to economically address multi-day storage, micro-grids AI SW Platform and Experienced Team enabled Rapid Success in Li-ion Batteries 95%+ of global storage deployments addressing short duration market needs with Li-ion Battery Unique hardware architecture with SW differentiation enables CapEx, OpEx and Safety benefits 6 C O M P A N Y S o l v i n g C u s t o m e r P r o b l e m s w i t h B r o a d P o r t f o l i o T h e E n e r g y S t o r a g e S o l u t i o n s C o m p a n y • First to market adoption and operation in 2024 • Large bookings ($142M) • Upcoming 90%+ margin Royalties with volume builds • Continue to deliver new License and Royalty agreements Global leader in Alternative Long Duration segment • Significant bookings ($690) • Positive Unit Economics (10-20%) • Gained “bankability” in competitive segment • 1 GWh turned over with Quality and Safety in record time frames • Happy Reference Customers Results © 2024 ENERGY VAULT, ALL RIGHTS RESERVED

COMPANY

Our Business Strategy:
Focused on Maximizing Value Creation

Strategy Tenets	What We Will Share With You Today
Address Largest Market and Growth Regions · Uniquely address broad market for large scale energy storage · Solution portfolio spanning shorter to longer to ultra-long duration · Value chain participation spanning technology, build, own/operate	Expanding portfolio and entry to logical adjacencies for increased addressable market size and accelerated adoption timeline
Deliver More Predictable and Recurring Revenue · Make money in multiple phases of storage segment evolution · Broad portfolio of solutions, licenses, royalties and services. · Own and Operate when financially attractive	Smoothing revenue from blend of our IP, recurring royalties, build/transfer and own/operate segments
Offer Highest Growth and Profitability Potential in Storage Segment Ensure our investors realize beneficial exposure to multiple attractive and adjacent high-growth storage segments.	Sharing insight to CY24/25 guidance and long-range business plan and model demonstrating strategy execution success

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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COMPANY

Our Business Model

How we monetize and deploy our technologies to maximize cash flow generation, profitability and long-term shareholder value

LICENSE

- Technology, R&D and prototyping
- Sells term licenses with subsequent recurring royalties
- 90%+ gross margins
- $100M of licenses sold thus far, $61M in Revenue
- $200M+ of potential royalties over next 10 years

BUILD/TRANSFER

- EEQ and EPC project build to transfer or own
- High revenues
- Growing margins
- Differentiated portfolio
- $434M of projects revenue thus far
- $2.7B developed pipeline for potential conversion over next 12 - 24 months

OWN/OPERATE

- $2.6B attractive segment
- Ability to build at lower costs than those that do not directly own technology and build capabilities
- Asset ownership by us with recurring/predictable revenues
- Gives our shareholders reduced risk exposure to storage megatrend
- Unique "Independent Storage Provider": ISP
- Our Calistoga & Snyder projects are first proxies

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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COMPANY

Addressing the Largest Market

Business Model

Solution Portfolio	LICENSE	BUILD/TRANSFER With LTSA	OWN/OPERATE
H-Vault Hybrid and Hydrogen Storage		X	X
G-Vault Gravity Storage	X	X	X
B-Vault Battery Storage		X	X
Software & Services	X		X

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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COMPANY

Looking Forward

Entering Our Next Growth Phase

G-Vault
Gravity Storage

Gravity IP licenses – Booked $100M, cash over 10 years

$200M+ of potential volume royalties over next 10 years

B-Vault
Battery Storage

“Proven ourselves” with first projects - battery ramps up in 2H 2024 and accelerates into 2025

$2.7B developed pipeline for potential conversion over next 12 - 24 months

KORE investment is expected to yield margin expansion

H-Vault
Hybrid and Hydrogen Storage

Leverage critical learnings from Calistoga project for repeatable business -

$1B+ market opportunity over next 3 years for Microgrid, Data Center, Backup Power, and high availability industry segments

OWN/OPERATE

Enter attractive Grid-Scale Energy Delivery segment.

*2024 Forecast for USA only. Jefferies

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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COMPANY

…and on to the next two years

	Our First Two Years	Our Next Two Years
	2022 - 2023	2024 - 2025
Revenue	**$487M**	**$500 - $700M**
	Actual	**Forecasted**
Gross Margin	**16%**	**15% - 20%**

Ramped up first ~1 GWh of projects on budget, on schedule, safely and positive unit economics

Strong Cash position, no dilutive financings

Adjusted EBITDA Positive for Full Year 2025

~60% of Awards/Short List from existing customers or investors

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
21

# BATTERY

## SHORTER DURATION ENERGY STORAGE





**Akshay Ladwa**

Chief Engineering Officer, EVS™

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
22

Our First Two Years:

Battery, Hydrogen and Software

B-VAULT | H-VAULT

Commercial Success and Expanding Optionality

Battery: B-VAULT Introduction

Software: VAULT-OS Introduction

Software: VAULT-MANAGER Introduction

Hydrogen: H-VAULT Introduction

Software: VAULT-BIDDER Introduction

2022

Jupiter Power — **Battery:** contracted

Wellhead — **Battery:** Stanton project contracted

NV Energy — **Battery:** Reid Gardner project contracted

PG&E — **Hydrogen:** project contracted

2023

Wellhead — **Battery:** project completion

Jupiter Power, NV Energy — **Battery:** project completion

2024

PG&E — **Hydrogen:** project construction started

Jupiter Power, Wellhead — **Software:** SLA executed with Wellhead & Jupiter

Commercial Success $600M Bookings

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 27 “ “1.3TWh of new battery storage from 2024 to 2030, $280 billion in capital - B N E F 2 H 2 0 2 3 E n e r g y S t o r a g e O u t l o o k 4

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 28 B-V AULT Battery Storage 5 Our Bat tery Energy Storage St ra tegy Unique & exceptional benefits Superior Economics Unprecedented Execution 1 2 3

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 29 B-V AULT Battery Storage Sustainable differentiation customers value and are willing to pay for Maximize Price Performance Flexible DC/AC container | Modular inverter design 6 U n i q u e a n d E x c e p t i o n a l B e n e f i t s O u r C u s t o m e r C e n t r i c C u l t u r e Overcome Site Constraints Customized site layout design and construction Support Choices of OEM Equipment or BYOB* Flexible hardware and software platform with modular design 1 2 3 Accelerate Time-to-revenue Flexible business model and dedicated execution team4 *BYOB: Bring Your Own Battery

B-VAULT
Battery Storage

Unique and Exceptional Benefits

Project Examples







Overcome Site Constraints
Support Choices of OEM Equipment
Accelerate Time to Revenue

Stanton (CA – USA)
MW/MWh: 68.8/275.2
COD: 9/2023

BYOB Support
Accelerate Time to Revenue

Reid Gardner (NV – USA)
MW/MWh: 220/440
COD: 12/2023

Maximize Price Performance
Support Choices of OEM Equipment
Accelerate Time to Revenue

St. Gall (TX – USA)
MW/MWh: 100/200
COD: 3/2024

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
27

B-VAULT
Battery Storage

Unique and Exceptional Benefits

Levered from Our Deep Industry Expertise

We are battery integration business experts

1 **Experience**
Industry pioneers | Unparalleled global experience

2 **Knowledge**
Modern agnostic battery architecture | 16+ different battery types | Driven by Customer IRR and preference

3 **Track Record**
Software development & deployment |
Safety track record | Asset IRR achievement


B-VAULT
UI 3536

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
28

B-VAULT
Battery Storage

Superior Economics

Levered from Our State-of-the-Art B-Vault Platform


B-VAULT
B-VAULT
Proprietary AC & DC lithium-ion battery energy storage systems

Flexibility

DC or AC | Battery Chemistry & OEM | Inverter OEM

Availability

No single point of failure | Augmentation ready

Safety

Proactive fire safety design | Built-in cyber security capability

Deliverability

Foundation | Commissioning | Cabling

Our B-VAULT™ platform delivers superior initial and lifetime benefits and value

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 33 Vendor Flexibility Configuration Flexibility with Superior Energy Density Enclosure Stacking AC and DC Options B-V AULT Battery Storage 0 S u p e r i o r E c o n o m i c s D r i v e n b y O u r F l e x i b i l i t y AC DC

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 34 DC-BESS with Central Inverter Loss of central inverter results in the loss of both power and energy capacity from the whole AC bus. AC-BESS with String Inverter Loss of a string inverter results in the loss of both power and energy capacity on the impacted AC string AC Modular Inverter Loss of modular inverter results in the minimum loss of power capacity without impacting energy capacity Typical AC and DC Offering Energy Vault B-V AULT Battery StorageS u p e r i o r E c o n o m i c s D r i v e n b y U n i q u e M o d u l a r I n v e r t e r D e s i g n D e l i v e r i n g t h e H i g h e s t A v a i l a b i l i t y 1

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 35 International • Strategic suppliers • Advanced cell technology • MSA in place to supply both domestic and international projects • Enclosure manufacturing in low tariff regions • Early investor of KORE Power’s domestic battery cell manufactory in Buckeye Arizona • Multi-year domestic battery cell supply agreement • Gross margin improvement: favorable price and payment term • Enable end customers to qualify for the 10% domestic content ITC under IRA Domestic We de l i ve r super io r economics to our cus tomers leverag ing robus t supp ly cha in B-V AULT Battery Storage 2 S u p e r i o r E c o n o m i c s D r i v e n b y O u r B a t t e r y S u p p l y C h a i n S t r a t e g y Worldwide • Adapt to customers’ Battery Supplier preferences • Flexible Contracting Structures Bring Your Own Device (BYOB)

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 36 We deliver on the most challenging customer requirements Industry Best R&D Developed new hardware and software solution in less than 8 months Most Effective Collaboration Breakdown internal and external barriers “The Best Team Wins” Delivered first three projects in much less time than more established vendors 1 2 3 B-V AULT Battery Storage 3 U n p r e c e d e n t e d E x e c u t i o n E n a b l i n g O u r C u s t o m e r s t o M a k e M o r e M o n e y S o o n e r

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 37 B-V AULT Battery Storage 4 Pro f i tab i l i t y S t ra tegy Focused on premium projects B-Vault superior initial and lifetime benefits Higher margin on battery cells from domestic and international investment and relationships State-of-the-Art disruptive software Unprecedented project execution and revenue recognition R e t u r n s u p e r i o r p r o f i t a b i l i t y b a c k t o o u r s h a r e h o l d e r s b y l e v e r a g i n g m u l t i p l e l e v e r s r o o t e d i n o u r s u s t a i n a b l e d i f f e r e n t i a t i o n 2023 (Actual) 2024 & 2025 (Projected) Energy Vault Aggregated Battery Project Gross Margin % 5-10% 10 - 15% L E V E R S

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 38 B-V AULT Battery Storage Innovate and Disrupt Customer centric culture | Deep industry experience | Focus where our approach is most valued 5 Our Bat tery Energy Storage St ra tegy Summary Maximize ROI for Customers State-of-the-Art B-Vault platform | High system availability | Battery supply strategy Unprecedented Execution Enabling our customers to make more money quickly | Return superior profitability back to our shareholders 1 2 3

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 396 Q&A

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 4037 F IRES IDE R O B E R T P I C O N I Chairman of the Board & Chief Executive Officer B I L L B A K E R Consulting Partner at SOM Distinguished Member of the American Society of Civil Engineers CHAT Skidmore, Owings & Merrill

BILL BAKER

SOM

Skidmore, Owings & Merrill

Bill Baker is one of the world's leading structural engineers. He has designed several of the world's tallest buildings including the world's tallest manmade structure, The Burj Khalifa in Dubai.



Burj Khalifa
Dubai | 828m



Tianjin CTF
Tianjin | 530m



Greenland Jinmao IFC
Nanjing | 500m



Ningbo Central Plaza
Ningbo | 409m



Cayan Tower
Dubai | 306m



Manhattan West
New York City | 304m



Karlatornet
Gothenburg | 246m



Trump International Hotel & Tower
Chicago | 202m

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED

38

FIRESIDE CHAT

SOM
Skidmore, Owings & Merrill

Designed many of the world's most well-known buildings, including Burj Khalifa, Jin Mao Tower, Sears Tower, and One World Trade Center.

Widely-acclaimed architectural, technological, and structural innovations have paved the way for tall buildings around the world for nearly a century.

ENERGY VAULT®
Enabling a Renewable World

G-VAULT™, Energy Vault's family of gravity-based solutions, combines time-tested energy storage principles, modern engineering, and cutting-edge materials science to deliver long-duration storage.

Next generation of gravity solutions for mixed-use urban and non-urban environments

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 60 G - V A U L T GR AV I T Y S TOR A GE O V E R V I E W A N D I N T R O D U C I N G E X P A N D E D P O R T F O L I O 57

Expanded Portfolio

G-VAULT
Gravity Storage

Increases addressable market size and accelerates adoption timeline

Commercial Success and Expanding Optionality

EV1
CDU
Proof of Concept



EVx



GRAVITY PORTFOLIO EVOLUTION AND EXPANSION

EVu



EVy



EVo



EVc



2022

EVx:
IP License sold
Project construction began
CNTY

IPO
(2/2022)

EVx:
IP License sold
Greece NEKs & Egypt CITC

2023

EVx:
2nd System
construction
began
CNTY

EVx: 3.7GWh of projects announced

Gravity Portfolio:
IP License sold
WBHO

2024

EVy:
Multi GWh, Washington State Utility

EVx:
China Rudong
project started
commissioning
CNTY

Commercial Success **$100M** Bookings, **90%+** Gross Margin

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 62

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 63 “ “The U.S. grid could use between 225 and 460 gigawatts of Longer Duration Energy Storage by 2050, requiring $330 billion in capital on the same timeline J i g a r S h a h – D i r e c t o r o f D O E L o a n P r o g r a m O f f i c e 0

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 641 The force of gravity is proven. It drives 98% of the world’s energy storage via pumped-hydro

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 652 Energy Vault has a better way… to use gravity

# GRAVITY

## LONGER DURATION ENERGY STORAGE



**Marco Terruzzin**

Chief Commercial & Product Officer



© 2024 ENERGY VAULT, ALL RIGHTS RESERVED

63

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 67 G-V AULT Gravity Storage Be the market leader for large-scale, longer-duration energy storage solutions Expand and Accelerate Market Adoption 4 Our Grav i ty Bus iness St ra tegy Always Profitable Constant Improvement of Unit Economics 1 2 3

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 68 G-V AULT Gravity StorageOur Customers En joy Un ique Benef i t s f rom Our Grav i t y Techno logy 5 Proven Technology Decouple of power and duration | 80%+ RTE* | Energy density High Sustainability Safety | 35+ year life | Circular economy | Minimal OPEX | CO2 Payback Supply Chain Security Raw material | Sub-components | Manufacturing & Assembly | Workforce Local Sourcing & Construction Energy independence | Local economy | In-country incentives *Round Trip Efficiency

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 69 Commercial Success $100M Bookings, 90%+ Gross Margin 6 EVx: 3.7GWh of projects announced G-V AULT Gravity StorageE x p a n d e d P o r t f o l i o I n c r e a s e s a d d r e s s a b l e m a r k e t s i z e a n d a c c e l e r a t e s a d o p t i o n t i m e l i n e Commercial Success and Expanding Optionality EV1 CDU Proof of Concept EVx G R A V I T Y P O R T F O L I O E V O L U T I O N A N D E X P A N S I O N EVu EVy EVo EVc 2022 2023 2024IPO (2/2022) EVx: IP License sold Greece NEKs & Egypt CITC EVx: 2nd System construction began Gravity Portfolio: IP License sold EVx: China Rudong project started commissioning EVx: IP License sold Project construction began EVy: Multi GWh, Washington State Utility

G-VAULT
Gravity Storage

Expanded Gravity Portfolio

Increasing Addressable Market Size & Accelerating Adoption Timeline

Moving Mass Composition

Solid | Liquid

Structural Composition: Man-Made / Natural Slope


EVu ($$$$)
Rectangle Structure
Topology Agnostic
Anywhere and Everywhere
EVc ($$$)
Pumped Hydro Alternative
Topology Agnostic
Large Scale Energy Storage Via
Iconic Mixed-Use Real Estate
Natural Slope
Leverages Topology
Significant reduced cost and installation timeline
EVy ($$)
Pumped Hydro Alternative
Topology Leveraging
All the benefits of PHS without many of the concerns
EVo ($)

Optionality of Site Selection: Higher / Lower

Motor | Turbine

Power Conversion Method

Structural and moving mass composition dictate cost

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G-VAULT
Gravity Storage

# Expanded Gravity Portfolio

## Increasing Addressable Market Size & Accelerating Adoption Timeline


Unit Cost Attractiveness
EVu
EVc
EVy
EVo

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G-VAULT
Gravity Storage

Technical Optimization | RTE

Our gravity solution Round Trip Efficiency (RTE)

Provides highest ROI multiplier of any longer duration energy technology | Surpasses DOE expectations now

RTE dictates ROI of storage solution


Energy Input
Energy input to lift mobile masses from ground up to high levels within structure
Energy Output
Kinetic energy output when gravity pulls mobile masses to ground
Round Trip Efficiency (RTE) =
Energy Output
Energy Input

RTE Comparison for Long Duration Energy Storage Technologies[1]


RTE (%)
80%
40%
80-85%
75-80%
40-70%
40-70%
55-75%
OUR GRAVITY
DOE'S LIFTOFF TARGET
CAES[2]
LAES[3]
FLOW BATTERY
Other Longer Duration Storage Technologies

1. Pathways to Commercial Liftoff: Long Duration Energy Storge. DoE Mar. 2023
2. Compressed air
3. Liquid air

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 73 O u r g r a v i t y s o l u t i o n L e v e l i z e d C o s t o f S t o r a g e ( L C O S ) S u r p a s s e s D O E e x p e c t a t i o n s Long Duration LCOS ($/MWh) LCOS ($/MWh) LCOS dictates ROI of storage solution Return To build and operate for full lifetime Energy production For full lifetime Cost 1. Pathways to Commercial Liftoff: Long Duration Energy Storge. DoE Mar. 2023 2. Compressed air 3. Liquid air LCOS = Return Cost OUR EVx OUR EVy OUR EVc Li-ion 169 LDES 100 DoE’s LDES liftoff target Current Li-ion Economic A t t rac t i veness | LCOS G-V AULT Gravity Storage 0 OUR EVo

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 74 Earlier Adopter Characteristics Energy independence sentiments Strong local sourcing mandates & desires More centralized renewable policy & planning Incentives for renewable energy Lithium-ion alternative South African Development Community (SADC) China Australia Egypt Saudi Arabia India Turkey Spain Italy Greece Contracted | Developing United States G-V AULT Gravity Storage Ear l i e r Grav i t y Adopters 1 Business Models Initial IP license fee Recurring royalties [Details to be provided in financial section]

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 75 G-V AULT Gravity Storage What We Sell The complete Gravity portfolio Al l the Oppor tun i t i es in F ron t o f Us 2 How We Sell Land IP license deals for the technology with the lowest barriers to entry Cross-sell to other technology in the portfolio Expand through regional coverage and royalty Who We Sell To Countries with strong Government incentives for renewable energy Countries with strong desire for energy independence Innovative renewable developers / IPPs Innovative real estate developers Opportunities We Pursue In-country supply chain Workforce development

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 76 G-V AULT Gravity Storage Be the market leader for large-scale, longer-duration energy storage solutions Accelerate Market Growth Solution optionality | technical optimization | economic attractiveness 3 Our Grav i ty Bus iness St ra tegy Always Profitable IP licenses now | Recurring royalties in future Always Improve Unit Economic Attractiveness Structural composition | Moving mass composition | Power conversion method 1 2 3

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 774 Q&A

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 78 “ “~10X increase in annual Clean Hydrogen production and ~1000X increase in Electrolyzer production capaci ty f rom 2020 to 2030 - I E A 5

# HYDROGEN

## ULTRA-LONG DURATION ENERGY STORAGE



**Dr. Craig R. Horne, PhD**

Vice President, Advanced Energy Solutions

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 80 H-V AULT Hybrid and Hydrogen Storage Enter burgeoning market in logical segments and position for subsequent long- term growth and market share expansion 77 Our C lean Hydrogen St ra tegy Enter market with a catalyst project and market participation Subsequently expand addressable market and profitability 1 2 3 Maximize participation in both production and consumption segments

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 81 H-V AULT Hybrid and Hydrogen Storage 78 Hydrogen Is Undergo ing Trans format iona l Growth SOURCE: IEA Global Hydrogen Review 2023; NET Zero by 2050, A Roadmap for the Global Energy Sector Hydrogen market size is forecasted to grow form $260B to $1.6T from 2023 to 2030 How Much is Produced Annually, Million Metric Tons 2020 20502030 87 212 528 What Is Producing Clean Hydrogen: Electrolyzer Capacity, GW Hydrogen Production Dirty to Clean Dirty 2020 20502030 3,600 850 Clean <1 Who Is Using Hydrogen Hydrogen Consumption Traditional To New 2020 20502030 60% Traditional: Refining Fertilizers Industrial New: Power, Transport, Others 37%

H-VAULT
Hybrid and Hydrogen Storage

Catalyst Project: Market Entry



Calistoga Project

8.5 MW_{peak} | 48 Hour Duration Hybrid H_2+Battery Energy Storage Project

- World's first operational and most significant utility-scale green hydrogen based ultra long duration energy storage endeavor
- Community-scale, clean hydrogen microgrid for the city of Calistoga, CA
- Provides zero-emission reliable power during Public Safety Power Shutoffs (PSPS) caused by elevated wildfire risks.
- Build, own, and operate (BOO) the asset

Hydrogen Consumption

Energy Vault Solutions

H-Vault
Hybrid and Hydrogen Storage


Who Is Using Hydrogen
37%
60%
New:
Power,
Transport,
Others
Traditional:
Refining
Fertilizers
Industrial
2020
2030
2050

Store and convert hydrogen into power
for myriad of end-use consumption applications

SOURCE: IEA Global Hydrogen Review 2023; NET Zero by 2050, A Roadmap for the Global Energy Sector

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 83 H-V AULT Hybrid and Hydrogen Storage First-of-a-Kind Customer Requirements • Protection | Black Start | Cold Load Pickup | 48-hr. duration • Frequency & Voltage stability • Low emission • Cost competitive • < 1 acre space First Project of This Type in the World First Utility-Scale Hybrid Hydrogen Fuel Cell + Battery Microgrid Technical readiness | Engineering | Grid integration | Market participation Largest Liquid Hydrogen Storage and Power Conversion Liquid H2 tank storage (130’ in length) | Multi-MW fuel cells | 10+ MWh BESS Community and Solution Logistics Site limitations and aesthetics | Safety & permitting | Liquid H2 delivery at MW-scale Operations: Maximize Reliability and Minimize Costs Control optimization | Utility coordination | Liquid H2 refueling 0 Cata lys t Pro ject : Overcoming B ig Cha l lenges

H-VAULT
Hybrid and Hydrogen Storage

Catalyst Project

Utilizes Modular Open Stack Platform for Resilient Microgrids


5 LTSA
MAXIMIZE UPTIME
LONG-TERM SERVICE OFFERING
LONG-TERM SERVICE OFFERING
4 VAULT-BIDDER
MAXIMIZE
NET REVENUES
VAULT-BIDDER
VAULT-BIDDER
3 VAULT-MANAGER
MINIMIZE MAINTAINANCE
COSTS AND OPTIMIZE
PERFORMANCE
VAULT - MANAGER
VAULT - MANAGER
2 VAULT-OS
MONITOR AND
CONTROL THE ESS
VAULT - OS
VAULT - OS
1 X-VAULT
ENSURE BEST FIT/
LEAST COST
X-VAULT
GENERATION

Software and services that maximize ROI from market participation




Multi-mode Power Delivery
Battery Storage
Clean Hydrogen Fuel Cell

Operational software that harmonizes performance across storage and power technologies and minimizes opex



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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 85 H-V AULT Hybrid and Hydrogen Storage for Fuel Cell for liquid hydrogen storage Cata lys t Pro ject : Es tab l i sh Robust Supp ly Cha in 2 Industry leading domestic suppliers with domain expertise, regional experience, established processes and track records. Ensure smooth project execution, delivery, and long-term operability and maintainability

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 86 H-V AULT Hybrid and Hydrogen Storage 3 Cata lys t Pro ject : Leverage Cr i t ica l Learn ings Repeatable Blueprints and Benefits • Design, sell, and deliver similar projects better and faster • Extract desirable profitability for both customers and Energy Vault • Technological foundation for future solution and market expansion Business Model EPC | Tolling | IRA | Market Revenue | Profitability Economics Capex | Opex | Project Implementation Solution Viability | Performance | Operability Supply Chain Suppliers | Locations | Transportation | Refuel Critical Learnings

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 87 H-V AULT Hybrid and Hydrogen Storage SOURCE: IEA Global Hydrogen Review 2023; NET Zero by 2050, A Roadmap for the Global Energy Sector What Is Producing Clean Hydrogen: Electrolyzer Capacity, GW Who Is Using Hydrogen Hydrogen Production Hydrogen Consumption Segment One Store and deliver clean power up to 24 * 7 * 365 and optimize electrolyzer duty cycle for the mass production of clean hydrogen 2020 20502030 3,600 850 <1 Energy Vault Solutions 2020 20502030 60% Traditional: Refining Industrial New: Power, Transport, Others 37% Segment Two Store and convert hydrogen into power for myriad of end-use consumption applications Energy Vault Solutions G-Vault Gravity Storage B-Vault Battery Storage H-Vault Hybrid and Hydrogen Storage H-Vault Hybrid and Hydrogen Storage Max im iz ing Pa r t i c ipa t i on i n Bo th P roduc t i on and Consumpt ion 4

H-VAULT
Hybrid and Hydrogen Storage

Maximizing Participation in Both Production and Consumption

Hydrogen Production

Electricity Demand for Clean Hydrogen Production
1 TWh (2023) – 3,850 TWh (2030)

Energy Vault Solutions

- **H-Vault** Hybrid and Hydrogen Storage
- **G-Vault** Gravity Storage
- **B-Vault** Battery Storage

Facility Energization
Optimize LCOE & Availability

Value Chain Expansion
Electrolyser integration

Segment One
Store and deliver clean power up to 24 * 7 * 365 and optimize electrolyzer duty cycle for the mass production of clean hydrogen

Hydrogen Consumption

Hydrogen-based Power Segment
$125M (2023) - $2.7B (2030) | 55% CAGR

Energy Vault Solutions

- **H-Vault** Hybrid and Hydrogen Storage

Power for Backup
Seasonal
Any day

Power for Microgrid
Data Center
Large Industry
EV Charging

Power for Grid
Ultra-Long Duration ESS
Baseload
Intermediate Load

Segment Two
Store and convert hydrogen into power for myriad of end-use consumption applications

SOURCE: IEA Global Hydrogen Review 2023; NET Zero by 2050, A Roadmap for the Global Energy Sector

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 89 H-V AULT Hybrid and Hydrogen Storage Enter burgeoning market in logical segments and position for subsequent long- term growth and market share expansion 6 Our C lean Hydrogen St ra tegy 3 Enter market with a catalyst project and market participation Solve unique customer problems | Overcome significant challenges | Establish robust supply chain | Create repeatable blueprints Subsequently expand addressable market and profitability Use case and market expansion in both Hydrogen production & consumption segments 1 2 Maximize participation in production and consumption segments to achieve broadest possible adoption Hydrogen production | Hydrogen consumption

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 9087 Q&A

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 91 “ “ A n d y C o l t h o r p e – E d i t o r o f E n e r g y - S t o r a g e . n e w s Storage is the great enabler of the clean energy transit ion and Software is the great enabler of storage…. driving optimal value 88

# SOFTWARE AND SERVICES

ENERGY MANAGEMENT | ASSET MANAGEMENT | MARKET PARTICIPATION



**Akshay Ladwa**

Chief Engineering Officer, EVS™



ENERGY VAULT
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 93 Innovate and Disrupt 0 Our Sof tware St ra tegy Maximize ROI for Customers Expand and Annuitize 1 2 3 S o f t w a r e & S e r v i c e s

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 94 S o f t w a r e & S e r v i c e s Wind & solar variabi l i ty makes it harder to maintain a re l iab le gr id Shorter Duration Battery Storage Longer Duration Gravity Storage Ultra Duration Hydrogen Storage Solar VRE Wind VRE Gas Power Distributed Energy Resources Other Legacy Power 1 I n n o v a t e a n d D i s r u p t Var iab le Renewab le Energy (VRE) Parad igm Sh i f t Has Cha l l enges Storage reduces variability – enabling wind and solar to Cross the Chasm from just augmentation and towards major grid replacement S U P P LY O F P O W E R Less predictable with wind & solar D E M A N D F O R P O W E R Growing in magnitude & variability

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 95 S o f t w a r e & S e r v i c e s The way it has been: • Grid balance is achieved by many independent energy sources • Siloed operation of energy sources is suboptimal and outdated Energy Vault has a better way: • Most modern, state-of-the-art software platform and architecture • Smart orchestration of multiple energy sources • Single pane of glass Exponentially increased ability to improve grid balance and ROI for our customers Distributed Energy Resources Other Legacy Power Gas Power Ultra Duration Hydrogen Storage Wind VRE Longer Duration Gravity StorageSolar VRE Shorter Duration Battery Storage QUANTITY AND TYPE OF ENERGY SOURCES UNDER SMART ORCHESTRATION ABILITY TO BALANCE SUPPLY & DEMAND 2 I n n o v a t e a n d D i s r u p t S o l v i n g V R E C h a l l e n g e s a n d D r i v i n g I t s P e r v a s i v e n e s s

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 96 S o f t w a r e & S e r v i c e s Vault-Manager Investment insight Site and fleet mgmt. Vault-Bidder Market participation Future Apps … BUSINESS SUPPORT SOFTWARE OPERATION SUPPORT SOFTWARE ENERGY ELEMENTS BEING CENTRALLY ORCHESTRATED Energy Storage Elements Energy Generation Elements VaultOS Asset monitoring and control Actionable Insights Real-time high-definition asset data collection Accurate Real-time Actions Complex grid reliability service support AI/ML Advanced Analytics SCADA Most Modern, State-of-the-Art Software Platform and Architecture High-performance | Hyper-scalability | Real-time execution | High-definition visibility | Configurable | Open & Extensible | Secure 3 I n n o v a t e a n d D i s r u p t B u s i n e s s & O p e r a t i o n S u p p o r t S o f t w a r e ( B O S S ) S m a r t O r c h e s t r a t i o n o f M u l t i p l e E n e r g y S o u r c e s : S i n g l e P a n e o f G l a s s Shorter Duration Battery Storage Longer Duration Gravity Storage Ultra Duration Hydrogen Storage Solar VRE Wind VRE Gas Power Distributed Energy Resources Other Legacy Power

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 97 S o f t w a r e & S e r v i c e s Storage Technology and Vendor Agnostic Vertical and horizontal integration for Battery, Gravity, Hydrogen and other energy sources from any vendor Dual Optimization of Revenue Streams Battery, Hydrogen and Resilient Microgrid Calistoga, California USA 8.5 MW | 293 MWh Battery/Hydrogen ESS For prolonged power scarcity mitigation Multi-Asset Site Orchestration Battery Stanton, California USA 68.8 MW | 275.2 MWh Battery ESS For resource adequacy, firm frequency response, energy arbitrage 4 I n n o v a t e a n d D i s r u p t B u s i n e s s & O p e r a t i o n S u p p o r t S o f t w a r e ( B O S S ) S m a r t O r c h e s t r a t i o n o f M u l t i p l e E n e r g y S o u r c e s

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 98 S o f t w a r e & S e r v i c e s Advanced Energy Management System (EMS) • Hybrid power plant control • Broad application support (eg. Automatic Generation Control (AGC), Virtual Synchronous Generator (VSG), Synthetic Inertia, firm power blocks, renewable firming, Volt-Var control) • AI and Machine Learning driven analytics and dispatch optimization • GWh scale responsiveness • Modern on-prem and cloud-based system architecture • Secure Record project commission and in-service time Accurate, real-time, and high- definition actionable insights Unmatchable service flexibility to enable energy transitionEnergy Vault’s Better Way AI/ML based analytics and dispatch optimization M a x i m i z e R O I f o r C u s t o m e r s M a n a g e a n d M a s t e r C o m p l e x i t y 5

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 99 S o f t w a r e & S e r v i c e s Revenue Maximization • Broad market coverage (CAISO, ERCOT, AEMO, National Grid, Taipower, etc.) • Wholesale market revenue stream optimization • PPA incentive optimization & penalty minimization • Maintenance planning to avoid revenue interruption • Bid optimization based on risks, SoH, 3rd party forecasts, physical constraints, and contractual requirements AI-driven optimized market participation Built on flex- configuration topology to allow for rapid market integration Energy Vault’s Better Way Data export to 3rd party tools M a x i m i z e R O I f o r C u s t o m e r s S m a r t M a r k e t P a r t i c i p a t i o n 6 Adaptable to customer-defined rules and market dynamics

Software & Services

Maximize ROI for Customers

Full Asset Management


VAULT - MANAGER
VAULT - MANAGER

Asset Management

- Portfolio financial performance tracking and analysis
- Asset performance and reliability
- Predictive maintenance
- Asset lifetime availability improvement
- Digital twin site analysis
- Visualization and reporting


Energy Vault's Better Way
Integrated storage and generation assets management
Fully Integrated from Day 0 to End of Life
Accurate, real-time, and high-definition actionable insights
Highly Flexible and Customizable based on user profile

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED

97

Software & Services

Services Portfolio Driven by Software

Maximize performance and minimize risk through Long-Term Service Agreement (LTSA) Offering

SOFTWARE

- EMS Updates & Security
- Cloud Storage
- Hardware Maintenance

SERVICE

- Preventive Maintenance
- Monitoring
- Training

EQUIPMENT

- Corrective Maintenance
- Spare Parts

PERFORMANCE

- Availability Guarantee
- Capacity Guarantee
- RTE Guarantee
- Extended Warranty

ADD-ONS

- Flexible Perf. Guarantee
- Augmentation
- Dispatch Optimization
- Asset Monitoring

ENERGY VAULT
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Software & Services

Expand and Annuitize

Capture Recurring Lifetime Revenue

Maximizing our recurring high-margin revenue streams

Software & Service Revenue Streams
(Throughout a project lifecycle)


RECURRING
RECURRING
RECURRING
A
B
C
B
C
B
C
YEAR 1
YEAR 2
YEAR 3
YEAR 20+

Software & Service Revenue Streams
(Throughout a project lifecycle)

A One-time Software revenue from initial project delivery and commissioning

B Annual recurring Software-as-a-Service (SaaS) revenue from VaultOS, Vault-Manager, and Vault-Bidder

C Annual recurring Service revenue from Long Term Service Agreement (LTSA)

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 103 S o f t w a r e & S e r v i c e s Accelerate VRE and storage proliferation Disruptive Business & Operation Support Software (BOSS) Innovate and Disrupt Lead the Paradigm Shift | Business & Operation Support Software | AI-powered applications and services | Agnostic & Multi-asset Management 0 Our Sof tware St ra tegy Summary Maximize ROI for Customers Improve power system balance: resilience, reliability, and flexibility | Full site and fleet asset management | Smart and effective market participation Expand and Annuitize Capture recurring software & service revenue | Leverage investment protection with our future-proof SW 1 2 3

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 1041 Q&A

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 105 F I N A N C I A L S M i c h a e l B e e r C h i e f F i n a n c i a l O f f i c e r 2

COMPANY

1Q24 Performance at a Glance

REVENUE	GROSS MARGIN	Delivered Projects
$7.8M	**26.7%**	**1.0 GWh**
Completing initial projects	Favorable delivery mix	To Date

CASH OPEX	ADJ. EBITDA	CASH
$16.7M	**($14.4M)**	**$136.8M**
22% YoY reduction	24% YoY improvement	As of quarter end

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 107 C O M P A N Y 1Q24 Results Summary 4 • 1Q24 revenue of $7.8M driven by projects nearing completion. This compares to $11.4M in 1Q23, in part reflecting seasonality and timing of Revenue associated with G-Vault Licenses. • 1Q24 GAAP gross margin of 26.7% and gross profit of $2.1M driven by a higher proportion of higher margin service delivery as compared to lower margin equipment delivery. This compares to 21.1% and $2.4M in 1Q23. • Adjusted EBITDA improved $4.6M year-over-year to negative $14.4M from negative $19.0M due primarily to lower cash operating expenses (of $16.7M, down 22% YoY). • Total cash and cash equivalents of $136.8M (reduction of $8.8M since 12/31/23) and no debt on the balance sheet as of March 31, 2024. Cash balance in-line with our previously provided guidance of $125-150M. In millions USD 1Q23 4Q23 1Q24 REVENUE 11.4 118.2 7.8 GROSS PROFIT 2.4 4.0 2.1 GROSS MARGIN % 21.1% 3.5% 26.7% CASH OPEX 21.4 19.4 16.7 ADJUSTED EBITDA* (19.0) (15.4) (14.4) TOTAL CASH ** 196.7 145.6 136.8 *Adjusted EBITDA (excluding SBC, Depreciation, Amortization and other one-time gains/losses) is a non-GAAP measure; see earnings announcement appendix defining non-GAAP measures ** Total Cash in 1Q24 includes $1 million of restricted cash, down from $84 million in 1Q23 and $36 million in 4Q23

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 108 C O M P A N Y Revenue $50M - $100M Large-scale project timing weighed towards 4Q’24 and 2025 Gross Margin % reflects favorable revenue mix from IP licensing deals Gross Margin 15% – 25% Adj EBITDA* ($45M) to ($60M) Adj EBITDA expected to improve YoY given business mix and cost containment measures *Adjusted EBITDA is a non-GAAP measure; see earnings announcement appendix for definition of non-GAAP measures End of Year Cash Balance $75M - $125M Adequate cash to execute business model; Minimal restricted cash vs 2023; No planned corporate debt 5 2 0 2 4 F u l l - Y e a r G u i d a n c e

COMPANY

Commercial Pipeline

DEVELOPED PIPELINE

9.9 GWh

Short listed and awarded

$2.7B

- Mature Opportunities

BACKLOG

710 MWh

Contracted and/or In Progress

$225M

- As of May 9, 2024

EXECUTED PROJECTS

1.0 GWh

Revenue Recognized

$495M

* Lifetime to date since IPO @ 2/14/2022

- **Developed Pipeline:** Reflects short listed or awarded projects at gross contract value.
- **Backlog:** Reflects contracted but unrecognized revenue or other income and revenue from projects yet to be completed, other performance obligations yet to be satisfied and signed tolling agreements. Excludes IP royalties.
- **Executed Projects:** Reflects recognized revenue (GAAP) since 1Q 2022 (Company IPO); including percentage of completion accounting, IP licensing, services rendered and software subscriptions.

ENERGY VAULT
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 11007 Financial Outlook

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 111 Energy Vault Worldwide Project Map US HQ: California R&D Center: Virginia Sales & Operation Center: Melbourne Operation Center: Beijing Europe HQ: Lugano, Switzerland Sales & Operation Center: London, UK 08 M A R K E T S t o r a g e M a r k e t O p p o r t u n i t y G r o w t h A c c e l e r a t i n g W o r l d w i d e C O M P A N Y BNEF 2H 2023 Energy Storage Market Outlook W e a r e i n v e s t i n g i n t h e h i g h e s t g r o w t h g e o g r a p h i e s , a n d w e a r e s u c c e e d i n g More than 90% of the opportunity over the next 3 years is in just 5 countries CHINA 192 GWh, 50% US 128 GWh, 33% AUSTRALIA 15 GWh, 4% ITALY 8 GWh, 2% UK 7 GWh, 2% ROW 34 GWh, 9% Energy Storage Market Opportunity (GWh) 2024 - 2026 Gravity Battery Hydrogen Software

COMPANY

Looking Forward

Entering Our Next Growth Phase

G-Vault Gravity Storage	Gravity IP licenses – Booked $100M, cash over 10 years $200M+ of potential volume royalties over next 10 years
B-Vault Battery Storage	"Proven ourselves" with first projects - battery ramps up in 2H 2024 and accelerates into 2025 $2.7B developed pipeline for potential conversion over next 12 - 24 months KORE investment is expected to yield margin expansion
H-Vault Hybrid and Hydrogen Storage	Leverage critical learnings from Calistoga project for repeatable business - $1B+ market opportunity over next 3 years for Microgrid, Data Center, Backup Power, and high availability industry segments
OWN/OPERATE	Enter Grid-Scale Energy Delivery segment: $2.6B* segment growing to $12B in 2030, 29% CAGR, 70%+ EBITDA

*2024 Forecast for USA only. Jefferies

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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 113 C O M P A N Y Solution G-Vault Gravity Storage Software & Services B-Vault Battery Storage H-Vault Hybrid and Hydrogen Storage M a r g i n b y P r o d u c t a n d P r o j e c t T y p e 0 EPC EEQ Largest BESS project win Increasing bankability Grow GM from strategy moves 10% - 15% IP License & Royalty Licenses Royalties from builds More from expanded portfolio 90% + EPC Disrupt large backup segment Recurring tolling revenue Expand to multiple segments 15% - 20% Software-as- a-Service (SaaS) LTSA Mixed asset management 40% - 50% Structures Opportunities Gross Margin BLENDED TOTAL 15% - 20% Capital Intensity Own & Operate 70% - 80% Low Low Low Very Low HighTolling PPA Market Participation

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 114 2022 - 2024 YTD # of License Sold 19 Countries Bookings $100M Expected RTE 80-85% Technology Generations 3 Revenue ($) $61M Gross Profit (%) 90%+ Solution Form Factors 4 Cost Reduction (%) 60-78% Financial Technical G-V AULT Gravity Storage 1 Our existing contracted IP licenses include over $200M of potential royalty revenue at 90%+ gross margin over the next 10 years* *Atlas Renewables licenses agreement for CNTY extended to 15 years to 2037 G r a v i t y : R e c u r r i n g & H i g h l y P r o f i t a b l e R e v e n u e M o d e l

© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 115 C O M P A N Y Revenue $450M - $600M Geographical coverage, breadth of portfolio, and planned increasing bankability expected to drive growth Anticipated margin expansion from BESS and IP licensing / royalties Gross Margin 15% – 20% Adj EBITDA* Adj EBITDA Pos i t ive EBITDA expansion expected from revenue growth and continued OpEx efficiency End of Year Cash Balance $100M - $150M 2025 anticipated to be cashflow positive 2 2 0 2 5 F u l l - Y e a r G u i d a n c e *Adjusted EBITDA is a non-GAAP measure; see earnings announcement appendix for definition of non-GAAP measures

COMPANY

…and on to the next two years

	Our First Two Years	Our Next Two Years
	2022 - 2023	2024 - 2025
Revenue	**$487M**	**$500 - $700M**
	Actual	**Forecasted**
Gross Margin	**16%**	**15% - 20%**

Ramped up first ~1 GWh of projects on budget, on schedule, safely and positive unit economics

Strong Cash position, no dilutive financings

Adjusted EBITDA Positive for Full Year 2025

~60% of Awards/Short List from existing customers or investors

ENERGY VAULT
© 2024 ENERGY VAULT, ALL RIGHTS RESERVED
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Sufficient Cash and Liquidity Expected



All figures in $ millions, unless specified
$200.0
$150.0
$100.0
$50.0
$0.0
197.0
83.0
113.9
165.0
58.0
107.0
132.2
58.0
74.2
145.6
35.6
109.9
136.8
1.0
135.8
125.0
75.0
150.0
100.0
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q4 2024
Q4 2025
Unrestricted Cash
Restricted Cash
Total Cash
Unrestricted cash balance range of $74M – $136M over prior 5 quarters

Total Cash in 1Q24 includes $1 million of restricted cash, down from $84 million in 1Q23 and $36 million in 4Q23

Comments

- 2024 year-end cash balance anticipated at $75M – $125M
- Lower cash opex anticipated to be offset by timing of new projects and new Owned & Operated projects (net of any associated project finance)
- 2025 year-end cash balance anticipated at $100M – $150M
- Minimal restricted cash today with $1B+ in bonding/surety capacity
- Unrestricted cash balance range of $74M – $136M over prior 5 quarters

ENERGY VAULT
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© 2024 ENERGY VAULT, ALL RIGHTS RESERVED 1185 Q&A